Filed Pursuant to Rule 497(e)
File Nos. 333-179562 and 811-22668
Defiance Quantum ETF (QTUM)
(the “Fund”)

December 7, 2021

Supplement to the
Summary Prospectus and Prospectus,
each dated April 30, 2021, as previously supplemented
Effective with the December 2021 rebalance and reconstitution of the Fund’s underlying index, the following replaces the first and second paragraphs of the “Principal Investment Strategies—BlueStar Quantum Computing and Machine Learning Index” section on pages 1–2 of the Summary Prospectus and page 9 of the Prospectus:
The Index consists of a modified equal-weighted portfolio of the stock of companies that derive at least 50% of their annual revenue or operating activity from the development of quantum computing and machine learning technology. “Quantum computing” refers to hardware and software designed to take advantage of extremely fast computers that leverage the field of quantum mechanics, a branch of physics dealing with particles and the complexities in which they naturally behave. Such technologies include research and development of quantum computers; use of quantum computing for applied sciences or communications; development of technology-enabled interactions between quantum and traditional computers; development of advanced hardware and/or software used in machine learning; production of specialized machinery used in advanced semiconductor and integrated circuit packaging; or the production and/or processing of raw materials used in quantum computing. The companies included in the Index are screened semi-annually from the universe of globally-listed stocks (including in emerging markets) by BlueStar Global Investors, LLC (“BlueStar” or the “Index Provider”) based primarily on descriptions of a company’s primary business activities in regulatory filings (e.g., financial statements, annual reports, investor presentations), analyst reports, and industry-specific trade publications. Companies identified by BlueStar’s screening process are then screened for investibility, including a minimum market capitalization of US$150 million and minimum liquidity thresholds.
The Index is rebalanced and reconstituted semi-annually after the close of business on the third Friday of June and December each year based on data as of the Tuesday before the second Friday of June and December each year. However, new initial public offerings (“IPOs”) that meet the Index’s eligibility requirements may be added on a “fast-entry basis” in between reconstitution dates. In addition to the semi-annual reconstitutions in June and December, new IPOs are reviewed for fast-entry addition in March and September, and may be added after the close of business on the third Friday of March and September. Fast-entry additions are added at an equal weight with the weight reduced from existing components proportionally. Index constituents will be removed from the Index at the time of a reconstitution if they fail to meet the eligibility requirements.
Also effective with the December 2021 rebalance and reconstitution of the Fund’s underlying index, the following replaces the “Additional Information about the Indexes—BlueStar Quantum Computing and Machine Learning Index” section on page 29 of the Prospectus:
The BlueStar Quantum Computing and Machine Learning Index consists of a modified equal-weighted portfolio of the stock of companies that derive at least 50% of their annual revenue or operating activity from the development of quantum computing and machine learning technology. “Quantum computing” refers to hardware and software designed to take advantage of extremely fast computers that leverage the field of quantum mechanics, a branch of physics dealing with particles and the complexities in which they naturally behave. Quantum computers are capable of processing multiple pieces of information at the smallest particle level, as opposed to traditional computers, whose smallest unit of data (a “bit”) can only be a zero or a one. “Machine learning” refers to technologies that enable a computer to “learn” from data it has processed to incorporate different assumptions or past experience into future computations or analyses.
In determining the companies included in the Index at the time of each rebalance and reconstitution of the Index, the largest eligible companies by market capitalization are included until 98.5% of the market capitalization of such eligible companies is included in the Index, plus any companies already included in the Index whose market capitalization is in the top 99.5% of the market capitalization of eligible companies. In addition, all companies that meet the Index’s eligibility requirements and have at least 50% of their annual revenue or operating activity from quantum computing-related products or activities will be selected. If such rules result in fewer than 70 Index components, the largest remaining eligible companies are selected until the number of components reaches 70.
Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.